Exhibit 99.1

925 North Eldridge Parkway Houston, TX 77079-1175 Media Relations: 281-293-1149 www.conocophillips.com/media

NEWS RELEASE

Jan. 15, 2021

ConocoPhillips Completes Acquisition of Concho Resources

HOUSTON – ConocoPhillips (NYSE: COP) today announced that it has completed its acquisition of Concho Resources (“Concho”) (NYSE: CXO) following approval by shareholders of both companies.

“We appreciate the strong support for this transaction from the shareholders of both companies, which we view as further affirmation of the significant benefits it will deliver,” said Ryan Lance, ConocoPhillips chairman and chief executive officer. “This acquisition results in the combination of two premier companies that can lead the structural change for our vital industry that’s critical to investors. We expect the company to deliver differential performance on three key mandates: providing affordable energy to the world, generating superior returns on and of capital and demonstrating ESG leadership.”

Lance added, “I also welcome Tim Leach to ConocoPhillips’ board of directors and executive leadership team. Tim and his organization built a best-in-class Permian company and we both look forward to creating significant value from this transaction. Thanks to the considerable efforts of our transition teams over these past few months, we’re off to a fast start toward seamlessly integrating our two companies and building momentum as a sector leader.”

ConocoPhillips and Concho will each file the vote results for their respective special shareholder meetings on a Form 8-K with the U.S. Securities and Exchange Commission.

In accordance with the terms of the merger agreement, each share of Concho common stock was converted into the right to receive 1.46 shares of ConocoPhillips common stock at the effective time of the merger.

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About ConocoPhillips

Headquartered in Houston, Texas, ConocoPhillips had operations and activities in 15 countries, $63 billion of total assets, and approximately 9,800 employees at Sept. 30, 2020. Production excluding Libya averaged 1,108 MBOED for the nine months ended Sept. 30, 2020, and proved reserves were 5.3 BBOE as of Dec. 31, 2019. For more information, go to www.conocophillips.com.

Contacts

John C. Roper (media)

281-293-1451

john.c.roper@conocophillips.com

Investor Relations

281-293-5000

investor.relations@conocophillips.com

ConocoPhillips Completes Acquisition of Concho Resources

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

All statements other than historical facts may be forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to future events and anticipated results of operations and business strategies, statements regarding the merger, including the anticipated benefits of the merger, the anticipated impact of the merger on ConocoPhillips’ business and future financial and operating results, the expected amount and timing of synergies from the merger and other aspects of operations or operating results. All statements, other than statements of historical fact, that address activities, events or developments that ConocoPhillips expects, believes or anticipates will or may occur in the future are forward-looking statements. Words and phrases such as “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ConocoPhillips expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ConocoPhillips’ control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those included in this press release. These include the ability to successfully integrate Concho’s businesses and technologies; the risk that the expected benefits and synergies of the merger may not be fully achieved in a timely manner, or at all; the risk that ConocoPhillips will be unable to retain and hire key personnel; unanticipated difficulties or expenditures relating to the merger; uncertainty as to the long-term value of ConocoPhillips common stock; the diversion of management time on merger-related matters; the inability to realize anticipated cost savings and capital expenditure reductions; the inadequacy of storage capacity for ConocoPhillips  products, and ensuing curtailments, whether voluntary or involuntary, required to mitigate this physical constraint; the impact of public health crises, including pandemics (such as COVID-19) and epidemics and any related company or government policies or actions; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries and the resulting company or third-party actions in response to such changes; fluctuations in crude oil, bitumen, natural gas, LNG and NGLs prices, including a prolonged decline in these prices relative to historical or future expected levels; the impact of significant declines in prices for crude oil, bitumen, natural gas, LNG and NGLs, which may result in recognition of impairment charges on ConocoPhillips’ long-lived assets, leaseholds and nonconsolidated equity investments; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks and the inherent uncertainties in predicting reserves and reservoir performance; reductions in reserves replacement rates, whether as a result of the significant declines in commodity prices or otherwise; unsuccessful exploratory drilling activities or the inability to obtain access to exploratory acreage; unexpected changes in costs or technical requirements for constructing, modifying or operating E&P facilities; legislative and regulatory initiatives addressing environmental concerns, including initiatives addressing the impact of global climate change or further regulating hydraulic fracturing, methane emissions, flaring or water disposal; lack of, or disruptions in, adequate and reliable transportation for ConocoPhillips’ sales volumes, including crude oil, bitumen, natural gas, LNG and NGLs; the inability to timely obtain or maintain permits, including those necessary for construction, drilling and/or development, or the inability to make capital expenditures required to maintain compliance with any necessary permits or applicable laws or regulations; the failure to complete definitive agreements and feasibility studies for, and to complete construction of, announced and future E&P and LNG development in a timely manner (if at all) or on budget; potential disruption or interruption of ConocoPhillips’ operations due to accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cyber attacks, and information technology failures, constraints or disruptions; changes in international monetary conditions and foreign currency exchange rate fluctuations; changes in international trade relationships, including the imposition of trade restrictions or tariffs relating to ConocoPhillips’ sales volumes, including crude oil, bitumen, natural gas, LNG, NGLs and any materials or products (such as aluminum and steel) used in the operation of ConocoPhillips’ business; substantial investment in, and development and use of, competing or alternative energy sources, including as a result of existing or future environmental rules and regulations; liability for remedial actions, including removal and reclamation obligations, under existing and future environmental regulations and litigation; significant operational or investment changes imposed by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce GHG emissions; liability resulting from litigation, including litigation related to the merger, or ConocoPhillips’ failure to comply with applicable laws and regulations; general domestic and international economic and political developments, including armed hostilities; expropriation of assets; changes in governmental policies relating to crude oil, bitumen, natural gas, LNG and NGLs pricing, regulation or taxation, and other political, economic or diplomatic developments; volatility in the commodity futures markets; changes in tax and other laws, regulations (including alternative energy mandates), or royalty rules applicable to ConocoPhillips’ business; competition and consolidation in the oil and gas E&P industry; any limitations on ConocoPhillips’ access to capital or increase in ConocoPhillips’ cost of capital, including as a result of illiquidity or uncertainty in domestic or international financial markets; ConocoPhillips’ inability to execute, or delays in the completion of, any asset dispositions or acquisitions ConocoPhillips elects to pursue; potential failure to obtain, or delays in obtaining, any necessary regulatory approvals for pending or future asset dispositions or acquisitions, or that such approvals may require modification to the terms of the transactions or the operation of ConocoPhillips’ remaining business; potential disruption of ConocoPhillips’ operations as a result of pending or future asset dispositions or acquisitions, including the diversion of management time and attention; the inability to deploy the net proceeds from any asset dispositions that are pending or that ConocoPhillips elects to undertake in the future in the manner and timeframe ConocoPhillips currently anticipates, if at all; the inability to liquidate the common stock issued to ConocoPhillips by Cenovus Energy as part of ConocoPhillips’ sale of certain assets in western Canada at prices ConocoPhillips deems acceptable, or at all; the operation and financing of ConocoPhillips’ joint ventures; and the ability of ConocoPhillips customers and other contractual counterparties to satisfy their obligations to ConocoPhillips, including ConocoPhillips’ ability to collect payments when due from the government of Venezuela or PDVSA.

Additional important risks, uncertainties and other factors are described in ConocoPhillips’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and ConocoPhillips’ Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, certain Current Reports on Form 8-K and other filings ConocoPhillips makes with the SEC and in Concho’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Concho’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, certain Current Reports on Form 8-K and other filings Concho made with the SEC.

Except as required by law, ConocoPhillips does not undertake or assume any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

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